EXHIBIT 99.1

Name of Joint Filer:	Oaktree Capital Management, L.P.

Address of Joint Filer:	c/o Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90771

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	03/19/2021

Designated Filer:	Oaktree Capital Management, L.P.

Oaktree Capital Management, L.P.

Signature:	/s/ Henry Orren

Name: Henry Orren

Title: Vice President

Date:	March 23, 2021

Name of Joint Filer:	Oaktree Holdings, Inc.

Address of Joint Filer:	c/o Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90771

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	03/19/2021

Designated Filer:	Oaktree Capital Management, L.P.

Oaktree Holdings, Inc.

Signature:	/s/ Henry Orren

Name: Henry Orren

Title: Vice President

Date:	March 23, 2021

Name of Joint Filer:	Oaktree Capital Group, LLC.

Address of Joint Filer:	c/o Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90771

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transation Required to be Reported (Month/Day/Year):	03/19/2021

Designated Filer:	Oaktree Capital Management, L.P.

Oaktree Capital Group, LLC

Signature:	/s/ Henry Orren

Name: Henry Orren

Title: Vice President

Date:	March 23, 2021

Name of Joint Filer:	Oaktree Capital Group Holdings GP, LLC

Address of Joint Filer:	c/o Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90771

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	03/19/2021

Designated Filer:	Oaktree Capital Management, L.P.

Oaktree Capital Group Holdings GP, LLC

Signature:	/s/ Henry Orren

Name: Henry Orren

Title: Vice President

Date:	March 23, 2021